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                                                                    Exhibit 10.9


                           OSWEGO COUNTY BANCORP, INC.

                     TEXT OF THE OSWEGO COUNTY BANCORP, INC.
                          STOCK OPTION PLAN AS PROPOSED

1.   PURPOSES OF THE PLAN

           The purpose of the Oswego County Bancorp, Inc. Stock Option Plan is to provide a method by which those directors, officers and employees of the Company and its Subsidiaries who are largely responsible for the management, growth, and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment, and promoting the interests of the Company and all its stockholders. Accordingly, the Company will, from time to time during the term of the Plan, grant to such employees as may be selected in the manner provided in the Plan, options to purchase shares of Common Stock of the Company subject to the conditions provided in the Plan. The Plan is subject to the provisions of Section 140-a of the New York Banking Law, the regulations of the New York Banking Board and any other applicable law or regulation.

2.   DEFINITIONS

           Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

           (a) "Bank" means Oswego County Savings Bank.

           (b) "Board of Directors" or "Board" means the Board of Directors of the Company.

           (c) "Change in Control" of the Bank or the Company means:

               (1) a reorganization, merger, conversion, consolidation, or sale of all or substantially all of the assets of the Bank, the Company or Oswego County MHC, or a similar transaction in which the Bank, the Company, or Oswego County MHC is not the resulting entity and that is not approved by a majority of the Board of Directors of the Company; or

               (2) individuals who constitute the incumbent board of the Bank, the Company or Oswego County MHC cease for any reason to constitute a majority thereof; provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the incumbent board or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under the incumbent board shall be, for purposes of this Section, considered as through he or she were a member of the incumbent board;


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               (3) an acquisition of "control" of the Bank or the Company as defined in the Bank Holding Company Act of 1956, as amended and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "BHCA"), as determined by the Board of Directors of the Bank, the Company or Oswego County MHC; or

               (4) an acquisition of the Bank's stock requiring submission of notice under the Change in Bank Control Act; provided, however, that a Change in Control shall not be deemed to have occurred under paragraph (1),
     (3) or (4) of this subsection (c) if the transactions constituting a Change in Control are approved by a majority of the Board of Directors of the Company; or

               (5) (A) an event of a nature that would be required to be reported in response to Item l of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 of 15(d) of the Exchange Act or results in a change in control of the Bank, the Company or Oswego County MHC within the meaning of the BHCA; or (B) such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange
     Act) other than Oswego County MHC is or becomes a "beneficial owner" (as defined in Section 13(d)(3) of the Exchange Act) directly or indirectly, of securities of the Company or the Bank representing 25 or more of the outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Company purchased by the Bank's employee stock ownership plan and trust shall not be counted in determining whether such plan is the beneficial owner of more than 25% of the Bank's securities, (ii) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan or reorganization, merger or consolidation of the Company or the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Bank or the Company, or (iii) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

           (d) "Code" means the Internal Revenue Code of 1986, as amended. References in this Plan to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise.

           (e) "Committee" means a Committee of two or more Non-Employee Directors, appointed by the Board, to administer and interpret this Plan.

           (f) "Common Stock" means the common stock of the Company, par value $0.01 per share.


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           (g) "Company" means Oswego County Bancorp, Inc., a Delaware corporation with its principal place of business at 44 East Bridge Street, Oswego, New York 13126.

           (h) "Director" means a member of the Board of Directors.

           (i) "Exchange Act" means the Securities Exchange Act of 1934.

           (j) "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted by the Board or Committee pursuant to the Plan.

           (k) "Incentive Stock Option" means an Option that qualifies as an Incentive Stock Option as described in Section 422 of the Code.

           (l) "Non-Employee Director" shall have the meaning provided in Rule 16b-3(b)(3)(i) under the Exchange Act.

           (m) "Non-Qualified Stock Option" means any Option granted under the Plan other than an Incentive Stock Option.

           (n) "Option" means an option granted pursuant to Section 5 of the Plan to purchase shares of Common Stock and which shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.

           (o) "Optionee" means an individual to whom an Incentive Stock Option or a Non-Qualified Stock Option is granted pursuant to the Plan.

           (p) "Permanent and Total Disability," as applied to an Optionee, means that the Optionee has (1) established to the satisfaction of the Company that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, all within the meaning of Section 22(e)(3) of the Code, and (2) satisfied any requirement imposed by the Committee.

           (q) "Plan" means the Oswego County Bancorp, Inc. Stock Option Plan as set forth herein and as may be amended from time to time.

           (r) "Subsidiary" means any banking institution, stock corporation or other entity of which a majority of the voting common or capital stock is owned, directly or indirectly, by the Company and any company designated as such by the Committee, but only during the period of such ownership or designation.

3.   ADMINISTRATION OF THE PLAN

           (a) The Committee will administer this Plan. On the date hereof, the Committee is the Personnel and Compensation Committee of the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies


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     on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the Company's By-Laws, and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be valid acts of the Committee.

           (b) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Optionees and any person claiming under or through an Optionee unless otherwise determined by the Board.

           (c) No member of the Committee may be under consideration for a grant of Options at the time the Committee grants Options or otherwise acts (except for the specific grants on the date of this Plan set forth in subsection (b) of Section 5). No member of the Committee or of the Board shall be liable for any determination, decision, or action made in good faith with respect to the Plan or any Option granted under the Plan.

4.   STOCK SUBJECT TO THE PLAN

           (a) The Common Stock to be issued or transferred under the Plan will be the Company's Common Stock which will be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued under the Platt shall not exceed 39,950 shares.

           (b) In the event that any outstanding Options for any reason expire or are terminated without exercise, the shares of Common Stock allocable to the unexercised Options shall not again be made subject to Option under the Plan.

5.   GRANT OF THE OPTIONS

           (a) Officers and Key Employees

           The Committee may from time to time grant Options to officers and key employees of the Company and its Subsidiaries to purchase shares of Common Stock. The Committee may designate any Options granted as either Incentive Stock Options or as Non-Qualified Stock Options, or the Committee may designate a portion of the Incentive Stock Options and the remaining portion as Non-Qualified Stock Options. Options granted to officers and key employees shall vest and be exercisable in accordance with a schedule fixed by the Committee at the time of grant. No Optionee shall receive more than 25% of the total Options under this Plan.

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           (b) Directors

           Each Director who on March 16, 2000 is also an employee of the Company or a Subsidiary shall be granted Incentive Stock Options on such date to purchase 9,987 shares of Common Stock. Each Director who is serving in such capacity on March 16, 2000, and who is not on such date an employee of the Company or any Subsidiary, shall be granted on such date Non-Qualified Stock Options to purchase 1,712 shares of Common Stock. Such Options shall vest and be exercisable in accordance with the following schedule:

              Percent Vested       Anniversary Date of Grant
             ----------------     ---------------------------

                   20%                       1/st/
                   40%                       2/nd/
                   60%                       3/rd/
                   80%                       4/th/
                  100%                       5/th/

     Such Options shall expire upon the date 10 years after the date of grant. No additional Options may be granted to Directors who are not employees of the Company or a Subsidiary, absent an amendment to this Plan in accordance with Section 13. Directors who are not employees of the Company or a Subsidiary shall not receive more than 5% of the total Options under the Plan individually, or more than 30% of the total available Options in the aggregate.

           (c) Vesting upon Change in Control

           In the event of a Change in Control of the Company or the Bank, all Options that have been awarded shall immediately vest and become exercisable.

6.   OPTION PRICE

           The purchase price per share of any Option granted under the Plan shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted. For purposes of the Plan, the fair market value of a share of Common Stock shall be the mean between the high and low prices for a share of Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the day of the grant; if there is only one price quoted for the day of the grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price. If the Common Stock is not reported on NASDAQ, the fair market value of share shall mean the average sale price of all shares of Common Stock sold during the period of 30 calendar days immediately preceding the date on which the Options were granted, and if no shares of Common Stock have been sold within such 30-day period, then fair market value shall be determined by the Committee.

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7.   ELIGIBILITY OF OPTIONEES

          (a) Options shall be granted only to persons who are either key employees of the Company and its Subsidiaries, or Directors of the Company, in each case as determined by the Committee at the time of the grant.

          (b) Subject to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction to (1) select the key employees and directors to be granted Options, (2) determine the number of Options to be granted to each Optionee, (3) determine the date or dates when Options will be granted, (4) determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (5) determine the date when each Option shall vest and become non-forfeitable by the Optionee, (6) determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to Section 9 of the Plan, (7) determine whether or not an option constitutes an Incentive Stock Option, and (8) prescribe the form, which will be consistent with the Plan, of the documents evidencing any Options granted under the Plan.

          (c) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of any Subsidiary or limit in any respect the right of the Company or any Subsidiary to terminate the Optionee's employment at any time and for any reason.

8.   NON-TRANSFERABILITY

          No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, the Option shall be exercisable only by such Optionee.

9.   TERM AND EXERCISE OF OPTIONS

          (a) Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the Option Agreement, provided that each Option shall terminate not later than ten years after the Grant Date. The Committee, at its discretion, may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Section 10 of the Plan.

          (b) A person electing to exercise an Option shall give written notice to the Company, in such form as the Committee shall have prescribed or approved, of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of any shares he or she has elected to purchase. The purchase price upon the exercise of an Option shall be paid in full in cash; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such


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     stock to be determined in the manner provided in Section 6 of the Plan
     (with respect to the determination of the fair market value of Common Stock on the date an Option is granted). However, if an Optionee pays the Option exercise price of a Non-Qualified Stock Option in whole or in part in the form of Common Stock already owned by the Optionee, the Company may require that the Optionee have owned the stock for a period of time that would not cause the exercise to create a charge to the Company's earnings. Such provisions may be used by the Company to prevent a pyramid exercise. As conditions to exercising an Option, the holder must (1) arrange to pay the Company any amount required to be withheld under any tax law on the account of the exercise, and (2) in the case of an Incentive Stock Option, agree to notify the Company of any disqualifying disposition (as defined in Section 421 of the Code) of the Common Stock acquired upon the exercise and agree to pay the Company any amount required to be withheld under any tax law on account of the disposition. Any payment on account of withholding taxes shall be made in a form acceptable to the Committee.

          (c) An Optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date the Stock Certificate is issued evidencing ownership of the shares. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities, or other property, or distributions or other rights for which the record date is prior to the date such Stock Certificate is issued, except as provided in Section 14 of the Plan.

          (d) A person may, in accordance with other provisions of the Plan, elect to exercise Options in any order, notwithstanding the fact that Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

10.  TERMINATION OF EMPLOYMENT

          If an Optionee severs from all employment with the Company and/or its Subsidiaries, any Option granted to him or her under the Plan shall terminate as follows:

          (a) An Option held by an Optionee who is Permanently and Totally Disabled shall terminate (i) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, upon its expiration date;

          (b) A Non-Qualified Stock Option held by an Optionee shall be exercisable within a period of one year from the date the Optionee's death by the executor or administrator of the Optionee's estate or by the person to whom the Optionee shall have transferred such right by last will and testament or by the laws of descent or distribution;

          (c) An Incentive Stock Option or a Non-Qualified Stock Option held by an Optionee whose employment terminates for cause, as determined by the Committee, shall expire immediately upon the date of termination unless some other expiration date is fixed by the Committee; and

          (d) An Option held by an Optionee whose employment terminates for any reason other than those specified in subsection (a), (b), or (c) above shall expire (i) in the

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     case of an Incentive Stock Option, three months after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, unless another date is fixed by the Committee, eighteen months after the date of termination.

          Upon termination of an Optionee's employment (or service) due to death, disability, Change in Control or, in the case of an officer or employee, normal retirement, all Options held by the Optionee, whether or not vested at that time, shall vest and become exercisable upon termination of employment. In no event, however, shall any Option be exercisable after its expiration date.

          Whether an authorized leave of absence or an' absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Optionee and any person claiming under or through such Optionee. Termination of employment with any Subsidiary in order to accept employment with another Subsidiary or while remaining an employee of the Company or of any of its Subsidiaries shall not be a termination of employment for the purposes of this Section 10.

11.  MODIFICATION, EXTENSION, AND RENEWAL

          Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Without in any way limiting the generality of the foregoing, the Committee may grant to an Optionee, if he or she is otherwise eligible and consents thereto, a new or modified Option in lieu of an outstanding Option for a number of shares at an exercise price and for a term which are greater or less than under the earlier Option or may do so by cancellation and re-grant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan. The foregoing notwithstanding, no modification of an Option shall, without consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

12.  PERIOD IN WHICH GRANTS MAY BE MADE

          Options may be granted under the Plan at any time on or before March 16, 2010.

13.  AMENDMENT

          The Board may at any time amend, modify, or suspend the Plan, subject only to the approval of the New York Superintendent of Banks, provided that, without the approval of the stockholders of the Company, no amendment or modification shall be made by the Board which (a) increases the maximum number of shares as to which Options may be granted under the Plan; (b) changes the number of shares which may be optioned to any single individual; (c) alters the method by which the Option price is determined, or decreases the Option price; (d) extends the term of this Plan or extends any Option for a period of longer than ten years after the date of the grant; (e) changes the persons or category of persons eligible to be granted Options; or (f) alters this Section 13

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     so as to defeat its purpose. Further, no amendment, modification, or suspension, or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

14.  CHANGES IN CAPITALIZATION

          (a) In the event that the Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, then the Board, subject to the approval of the New York Superintendent of Banks, shall substitute for or add to each share of Common Stock which was theretofore appropriated or which thereafter may become subject to an Option under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to the price and other terms as may be necessary to reflect the foregoing events. The maximum number of shares of Common Stock upon which Options may be granted, as provided in
     Section 4(a) of the Plan, shall be adjusted proportionately to reflect any of the foregoing events.

          (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 14 may be settled as the Board shall determine.

          (c) Notice of any of the foregoing adjustments shall be given by the Company to each holder of an Option which shall have been so adjusted.

          (d) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business assets.

15.  LISTING AND REGISTRATION OF SHARES

          (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee, as the case may be, shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the issue of shares thereunder unless such listing, registration, qualification, consent, or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

          (b) If a registration statement under the Securities Act of 1933 with respect to shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, the person exercising such Option shall give the Committee a written

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     statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their disposition, the Company may place upon any stock certificate for shares issuable upon exercise of such Option such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or any other applicable law.

16.  SIX MONTH HOLDING PERIOD

          Shares acquired pursuant to the exercise of Options shall not be sold or transferred for at least six months after the exercise date with respect to such Options.

17.  EFFECTIVE DATE OF PLAN

          Upon the ratification and approval of the stockholders of the Company at the 2000 Annual Meeting of Stockholders, the Plan shall be effective as of March 16, 2000.